UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2013
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas 78750 (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to LDR Holding Corporation’s Current Report on Form 8-K is being filed solely to amend the Current Report on Form 8-K filed by LDR Holding Corporation on December 12, 2013 (the “Original Filing”) to include the Amendment as an exhibit under Item 9.01. No other changes are made to the Original Filing.
Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit Number	Description

10.1*	English translation of Amendment to Supply Agreement between LDR Holding Corporation and CF Plastiques, entered into on December 6, 2013.
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* The Company has requested confidential treatment with respect to portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and these confidential portions have been redacted from the filing made herewith. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

By:	/s/ Scott Way
Name:	Scott Way
Title:	Executive Vice President, General Counsel, Compliance Officer and Secretary
Dated:    December 19, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1*	English translation of Amendment to Supply Agreement between LDR Holding Corporation and CF Plastiques, entered into on December 6, 2013.
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* The Company has requested confidential treatment with respect to portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and these confidential portions have been redacted from the filing made herewith. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.